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                                                                EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-10171 of Penske Motorsports, Inc. on Form S-8 of our report dated January 20, 1997 appearing in this Annual Report on Form 10-K of Penske Motorsports, Inc. for the year ended December 31, 1996.




                                        /s/ Deloitte Touche LLP





Detroit, Michigan
March 27, 1997